RULE 497 AD INFORMATION
PURSUANT TO THE SECURITIES ACT OF 1933

Matthew 25 Fund, Inc.
607 West Avenue
Jenkintown, PA  19046
(Name and Address of Registrant)



Dear Matthew 25 Fund Shareholders and Investment Advisors,

        The stock market has declined since July 12th and our Matthew 25 Fund has declined harder, but I wanted to give you information as to why I believe that the market and the price of our Fund should go back up again. Previous price declines for our Fund were usually due to either bad news on one or two of our investments or from a correction of an overvalued stock market, but this current decline has occurred with neither any significant negative news on our holdings nor an overpricing in the stock market.

        First, arguments regarding an overvalued market can be refuted by the empirical evidence that the first six months of 2007 were a record for buyouts of public (stock) companies. Many of these takeovers were done with cash and by knowledgeable buyers. Why are these capitalists buying whole companies at prices higher than what the "Efficient Stock Market" was providing? It is because the stocks of many companies were and are selling below their business values. On August 3rd when writing this letter S&P 500 Index closed at $1,433. The operating earnings estimates for the S&P 500, from Standard & Poor's are $94.54 for calendar year 2007 and $99.56 for the next four quarters ending June 2008. This is a Price to Earnings Ratio (PE) of 15.2 for 2007's expected earnings and a forward PE of only 14.4 on the next 12 months estimated earnings. These represent healthy valuations especially in this interest rate period.
The last time that the market sold for similar PE's was in September 1994 to June 1995 which was then followed by a bull market. There had been some concern in the media over interest rates rising, but this correction in the stock market has been positive for bond prices and interest rates. The
30-year U.S. Treasury bond was yielding around 4.9%. One year ago it was 5.07% and I checked the yields in July for the past 10 years and this current rate is the second lowest; only in 2005 was the rate lower.

        One fear factor in this market is over the subprime mortgages and this uncertainty has reduced the prices on nearly all financial stocks including those in our Fund. Most of our financial stocks do not deal with subprime mortgages but have still dropped in price. Two of our holdings Goldman Sachs and MBIA have some dealings with these types of mortgages, but I believe it is a manageable percentage of each company's business portfolio. In my opinion the financial stocks are great buys, and I have buying some of these within our Fund. But this decline has made our entire portfolio attractively priced and worth buying. Remember our Fund consists of a portfolio of individual companies and in the rest of this letter I will try to update you on each of our holdings that are over a million dollars and explain how I see them as an investment in our Matthew 25 Fund.

ABINGTON BANCORP (ABBC) is a 140-year old savings bank. In June of this year it completed its conversion from a mutual bank to a fully public bank. Due to the weak environment its stock is selling below its tangible book value. This is not a bank with problems for it has a sound loan portfolio and a strong reputation in its market. The regulators required ABBC to issue more stock than it needed so that the bank has excess capital. However, in one year it will be permitted to buy back some of this stock in the market. ABBC is a Value investment as a quality savings bank selling below book value. I believe this stock offers an annual rate of return in the mid-teens over the next few years and ultimately could be an attractive acquisition by a larger bank.

ADVANTA CORP. (ADVNA) is a business credit card company. This is a very well run business. Even though ADVNA's stock price has tripled over the past 4 years it still offers good value. Its Price to Book Value is around 1.65; its 2007 PE is under 11. Earnings have grown and are expected to continue to grow. Management has been conscientious about paying some of these earnings to its shareholders by increasing its dividends from 17cents to 71cents over the past 4 years. ADVNA is a Growth/Value investment and could be a potential acquisition candidate by a bank.

FEDERAL AGRICULTURAL MORTGAGE CORP. (AGM) is known as Farmer Mac. It is a stockholder owned entity established by the U.S. Government in order to establish a secondary market for agricultural real estate and rural housing mortgages. As a poster child for a group of short-sellers AGM has had to work through some obstacles the past few years. Last year its on and off balance sheet loans increased 37% to $7.24billion and has cleared $8billion this year. Management needs to transition this portfolio growth into earnings growth. In the meantime, management has bought back over 10% of its stock during the past 2 years. At a $25 price this stock is inexpensive selling for 1.25 times its book value and 10.28 times its 2006 Core Earnings per Share. As a Value/Growth investment this government established monopoly is not a takeover candidate, but I feel it has very high appreciation and income potential as a long-term holding.

TD AMERITRADE (AMTD) is a discount broker with the best profit margins of its public peers due to its low-cost infrastructure. It is growing by integrating acquisitions successfully. Management is very good about returning free cash flow to its shareholders through share buybacks. (It did pay a one-time dividend of $6.00 in 2006). First Call has the next 5-year growth rate for AMTD at 22% and at $16 its PE for 2007 is 15.4. This is a Growth investment but not a likely takeover candidate because insiders own over 50% of the stock.

ASV INC. (ASVI) is a manufacturer of rubber track machines and equipment used in construction, landscaping, forestry, agriculture and other markets. Sales rose from $44 million in 2002 to $245 million in 2005. Sales were flat in 2006 and are forecasted to be down some this year. This stock is selling at 8.5 times EBITDA so it is reasonably priced. Management's goal is to grow sales to $1billion and they have identified the markets in which to achieve this. Management will not give a timeline for this accomplishment, but even if it were to take 10 years that is still a 15% average annual growth rate in sales. ASVI has great potential to grow because of the utility and uniqueness of its products, and if profits equal or exceeds sales growth then this may be a rewarding Growth investment for some time.

BLACK & DECKER (BDK) is one of the world's leading producers of power tools, security hardware and fastening systems. It is also a leading producer of faucets in North America. Its business is soft due to the housing slump in America. However, this business should generate $600million of free cash flow this year or around $9.00 per share. Management has been very capable in its acquisitions and returning cash flow to its shareholders through buybacks and dividends. Last year BDK bought and retired 10.6 million shares or around 14% of its stock. This is one of the most undervalued strong brand companies with clear potential as a takeover candidate, but even if BDK is not acquired its stock is very attractive as a long-term investment.

BERKSHIRE HATHAWAY (BRK) is a diversified company run by Warren Buffett, who is one of the best capitalists in the world today. First quarter free cash flow was at a rate of $8,800 per share which at a price of $110,000 is an 8% return on current value. This is a good price for a great capital accumulation investment.

CABELA'S (CAB) is the world's largest direct marketer and a leading specialty retailer of hunting, fishing, camping and related outdoor merchandise. CAB is growing by opening stores. First call projects its growth rate to be 15% over the next five years and at a current price of $23, the PE on 2007 earnings is only 15.44. This well-run merchant is a Growth/Value investment and I believe will provide strong investment returns over the next few years.

EL PASO (EP) is one of the largest gas pipelines in the U.S. and also has about 2.6 trillion cubic feet of natural gas equivalents. Fair value for this stock is around $18 to $20. It could be worth more if company can successfully transfer pipeline into a master limited partnership. This investment has achieved most of its value.

GOLDMAN SACHS (GS) is a leading global investment bank and is at the heart of capitalism. GS is selling under an 8.5 PE for a business that earns around 24% on its equity. Management is passing its earnings to shareholders through buybacks and dividends. Based on the pace of the first six months the net cash return to shareholders would be $18 per share or around a 10% rate of return. This capitalist enterprise should provide positive returns in the coming years as a Growth/Value investment.

ST. JOE CO. (JOE) is believed to be the largest private landowner in the State of Florida. The majority of its land is located in Northwest Florida. JOE owns 774,000 acres of which 331,000 are within ten miles of the coast of the Gulf of Mexico. This includes 6 miles of beach front and 160 miles of water frontage including bays. To put this in perspective this landholding is around the size of Rhode Island. JOE has sold its portfolio of office buildings for $380million and a home builder for $74million. Depending on taxes due this could reduce JOE's net debt to around $250million. Combine this with the
74.4 million outstanding shares at $39.50 values the real estate at less than $4,200 per acre. Management is prudently developing this land to sell it for its best values. This is a one of a kind Value Investment that I believe will be worth much more than today's price.

MBIA INC. (MBI) provides financial guarantee insurance and investment management services. This is a very well run insurance company that has consistently earned money and has grown Earnings per Share (EPS) at a 10% growth rate since 1991. Management has raised the dividend regularly, but this year shareholders are also benefiting from a $1billion stock buyback from its excess capital. To put this in perspective the total value of the company at its current price of $50.83 multiplied by the yearend shares outstanding is $6.9billion. This stock is selling below book value and First Call estimates EPS of $6.25 for 2007 and a 9% growth rate over the next 5 years. If MBI grows its earnings by just 7.5% for the next 3 years after 2007, and then sold at a
12 PE then this stock offers an annual rate of return of over 18%.   This is a
good Value/Growth investment.

POLARIS INDUSTRIES (PII) makes and markets ATV's, motorcycles, snowmobiles and accessories. After having an earnings decline in 2006 PII is back on track with innovative products and earnings growth. Current PE is around the market's average, but PII is an above average company based on EPS growth, returns on capital and its treatment of shareholders through dividends and share buybacks. I had recently sold some stock when it traded over $54, but at its current price of $46.40 I am satisfied to hold our position. Even though management is probably not interested, PII is worth approximately $62 in a buyout at 10 times 2007 EBITDA or the business' pre-tax cash flow.

WILLOW FINANCIAL BANCORP (WFBC) is a community bank that is still transitioning from its 2005 acquisition of Chester Valley Bancorp. Management of Chester Valley is running the combined institution and came in with excellent credentials. At the current price of $11.5 the stock is below book value of $13.40 and above tangible book value of $7.10. Cash flow is around 82 cents and should be closer to $1.00; anything above this level will be a direct reflection of management's abilities. They are motivated to build this bank into the leading regional bank in Philadelphia suburbs. This stock has good value and should grow over time. If earnings growth is not achieved WFBC is worth approximately $17 to $20 per share if sold to a larger bank.

        Thank you for reading this letter and allowing us to work for you and invest your capital. The three steps to building wealth at any age are to live within your means, buy things of value and be patient. This current market tries everyone's patience. My wife and I have bought more shares of our Matthew 25 Fund during this turmoil and will continue to do so because I believe that our Fund's holdings are under valued and have significant upside in prices. This is what I hoped to have expressed in this letter. Please call me for any questions you may have about our Fund.

						Good fortune,


						Mark Mulholland
						President

Except for any historical information, the matters discussed in this letter contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements involve risks and uncertainties, including activities, events or developments that the Advisor expects, believes or anticipates will or may occur in the future. A number of factors could cause actual results to differ from those indicated in the forward-looking statements. Such statements are subject to a number of assumptions, risks and uncertainties. Readers are cautioned that such statements are not guarantees of future performance and actual results may differ materially from those set forth in the forward-looking statements. The Advisor undertakes no obligation to publicly update or revise forward-looking statements whether as a result of new information or otherwise.